UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 12, 2025

Benchmark 2025-V15 Mortgage Trust

(Central Index Key Number 0002060542)
(Exact name of issuing entity)

GS Mortgage Securities Corporation II

(Central Index Key Number 0001004158)

(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

German American Capital Corporation

(Central Index Key Number 0001541294)

(Exact name of the sponsors as specified in its charters)

Delaware	333-261764-06	22-3442024
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

200 West Street
New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 902-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 8.01.	Other Events.

On June 12, 2025 (the “Closing Date”), GS Mortgage Securities Corporation II (the “Depositor”) caused the issuance of the Benchmark 2025-V15 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2025-V15 (the “Certificates”) pursuant to a pooling and servicing agreement, dated as of June 1, 2025 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) Class X-D, Class D, Class E, Class F-RR, Class G-RR, Class J-RR, Class K-RR and Class R Certificates (collectively, the “Privately Offered Certificates”) and (iii) the Class S Certificates.

The Depositor sold all of the Publicly Offered Certificates, having an aggregate initial principal amount of $644,342,000, to Goldman Sachs & Co. LLC (“GS&Co.”), Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), Barclays Capital Inc. (“Barclays Capital”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel”, and together with GS&Co., CGMI, DBSI, Barclays Capital and Academy, in such capacities, the “Underwriters”), pursuant to an underwriting agreement, dated as of May 21, 2025 (the “Underwriting Agreement”), among the Depositor and the Underwriters. The Publicly Offered Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated May 15, 2025 (the “Preliminary Prospectus”), and the Depositor’s Prospectus, dated May 22, 2025 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

The Depositor sold all of the Privately Offered Certificates, having an aggregate initial principal amount of $88,906,926, to GS&Co., CGMI, DBSI, Barclays Capital, Academy and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of May 21, 2025 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers. The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933 (the “Act”), as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Benchmark 2025-V15 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 29 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 44 commercial, multifamily and/or manufactured housing properties.

The compensation for the Mortgage Loans paid to the Sponsors included net proceeds of the sale of the Certificates. The net proceeds to the Depositor of the sale of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $4,379,660, were approximately $747,570,286. Of the expenses paid by the Depositor, approximately $218,388 were paid directly to affiliates of the Depositor, approximately $218,388 in the form of fees were paid to the Underwriters and the Initial Purchasers, approximately $135,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $3,976,272 were other expenses.

All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor. Further information regarding such sales relating to the price per class of Publicly Offered Certificates is set forth on Schedule II to the Underwriting Agreement.

Further information regarding such sales has been previously provided on the Depositor’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (Filing Date: May 23, 2025) and in the Prospectus, dated May 22, 2025 and as filed with the Securities and Exchange Commission on May 23, 2025. The related registration statement (file no. 333-261764) was originally declared effective on March 30, 2022.

Credit Risk Retention

Goldman Sachs Mortgage Company, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”) is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by RREF V - D AIV RR H, LLC, acting as a third-party purchaser under the Risk Retention Rule, of the Class F-RR, Class G-RR, Class J-RR and Class K-RR Certificates (collectively, the “HRR Certificates”).

The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the HRR Certificates is equal to approximately $65,992,926 (excluding accrued interest), representing approximately 5.03% of the aggregate fair value of all of the Certificates (other than the Class R Certificates). The fair value of the Certificates (other than the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates.

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Retaining Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $37,520,160 representing 5.00% of the aggregate fair value of all of the Certificates (other than the Class R Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s Preliminary Prospectus, dated May 15, 2025, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)       Exhibits

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 12, 2025.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 12, 2025 (included as part of Exhibit 5).
Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated June 12, 2025 (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 12, 2025	GS MORTGAGE SECURITIES CORPORATION II

	By:	/s/ Scott Epperson
		Name:	Scott Epperson
		Title:	Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 12, 2025.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 12, 2025 (included as part of Exhibit 5).	(E)
23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated June 12, 2025 (included as part of Exhibit 5).	(E)